$614,026,000 (Approximate)

GMAC RFC (GRAPHIC OMITTED)

Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2005-EMX2

RASC Series 2005-EMX2 Trust

Issuer

Residential Asset Securities Corporation

Depositor

Residential Funding Corporation

Master Servicer

JUNE 15, 2005

GMAC RFC Securities (GRAPHIC OMITTED)

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

Statement Regarding Assumptions as to Securities, pricing estimates, and other Information

The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

Aggregate Collateral Summary

Summary	Total	Minimum	Maximum
Aggregate Current Principal Balance	$641,955,013.56	$9,932.49	$750,000.00
Number of Mortgage Loans	4,236

Average Current Principal Balance	$151,547.45
Weighted Average Original Loan-to-Value	84.07%	5.00%	100.00%
Weighted Average Mortgage Rate	7.18%	5.00%	13.25%
Weighted Average Net Mortgage Rate	6.63%	4.45%	12.70%
Weighted Average Note Margin	4.37%	2.50%	7.90%
Weighted Average Maximum Mortgage Rate	12.87%	11.00%	15.95%
Weighted Average Minimum Mortgage Rate	6.85%	2.96%	9.95%
Weighted Average Term to Next Rate Adjustment Date (months)	23	12	35
Weighted Average Remaining Term to Stated Maturity (months)	339	113	359
Weighted Average Credit Score	618	500	813

Weighted Average reflected in Total
		Percent of Cut-off Date
	Range	Principal Balance
Product Type	Hybrid ARM	74.75%
	Fixed	25.25%

Lien	First	91.94%
	Second	8.06%

Property Type	Single Family (detached)	69.70%
	Townhouse / row house	1.59%
	Condo under 5 stories	4.57%
	Detached PUD	14.85%
	Attached PUD	2.34%
	Two-to-four family units	6.94%

Occupancy Status	Primary Residence	95.47%
	Second/Vacation	1.16%
	Non Owner Occupied	3.37%

Documentation Type	Full Documentation	95.35%
	Reduced Documentation	4.65%

Loans with Prepayment penalties		64.16%

Loans serviced by Mortgage Loan Network		100.00%

Lien Position of the Aggregate Loans
Lien Position	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
First Lien	3,176	$ 590,224,104	91.94%	$ 185,839	616	83.42%
Second Lien	1,060	51,730,909	8.06	48,803	636	91.44
Total:	4,236	$ 641,955,014	100.00%	$ 151,547	618	84.07%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Product Type of the Aggregate Loans
Product Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed	1,789	$ 162,111,406	25.25%	$ 90,616	624	84.03%
Hybrid ARM	2,447	479,843,608	74.75	196,095	616	84.08
Total:	4,236	$ 641,955,014	100.00%	$ 151,547	618	84.07%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Credit Score Distribution of the Aggregate Loans
Credit Score Range	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Original LTV
500 - 519	191	$ 31,817,869	4.96%	$ 166,586	82.33%
520 - 539	263	43,269,938	6.74	164,524	81.12
540 - 559	299	46,698,112	7.27	156,181	80.01
560 - 579	222	35,060,638	5.46	157,931	79.22
580 - 599	459	63,969,067	9.96	139,366	82.46
600 - 619	584	80,883,487	12.60	138,499	84.76
620 - 639	757	116,714,929	18.18	154,181	85.12
640 - 659	547	82,803,536	12.90	151,378	85.55
660 - 679	431	64,261,453	10.01	149,098	86.19
680 - 699	173	27,961,964	4.36	161,630	87.50
700 - 719	131	21,338,407	3.32	162,889	85.56
720 - 739	82	11,821,865	1.84	144,169	86.70
740 - 759	46	7,010,058	1.09	152,393	85.56
760 or Greater	51	8,343,691	1.30	163,602	88.45
Total:	4,236	$ 641,955,014	100.00%	$ 151,547	84.07%

As of the cut-off date, the weighted average Credit Score of the mortgage loans will be approximately 618
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Original Mortgage Loan Principal Balances of the Aggregate Loans
Original Mortgage Loan Balance ($)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
100,000 or less	1,641	$ 92,799,490	14.46%	$ 56,551	620	86.66%
100,001 to 200,000	1,496	215,724,026	33.60	144,201	612	84.07
200,001 to 300,000	689	165,222,670	25.74	239,801	614	82.92
300,001 to 400,000	240	82,520,685	12.85	343,836	626	83.64
400,001 to 500,000	104	46,322,918	7.22	445,413	629	83.36
500,001 to 600,000	41	22,354,039	3.48	545,220	617	83.53
600,001 to 700,000	15	9,633,780	1.50	642,252	634	86.45
700,001 to 800,000	10	7,377,406	1.15	737,741	661	84.76
Total:	4,236	$ 641,955,014	100.00%	$ 151,547	618	84.07%

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $151,547
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Net Mortgage Rates of the Aggregate Loans
Net Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
4.000 - 4.499	1	$ 354,450	0.06%	$ 354,450	641	85.00%
4.500 - 4.999	42	9,509,069	1.48	226,406	661	80.34
5.000 - 5.499	276	70,142,893	10.93	254,141	652	79.66
5.500 - 5.999	501	111,630,548	17.39	222,815	635	81.10
6.000 - 6.499	765	149,476,900	23.28	195,395	618	82.10
6.500 - 6.999	603	100,619,100	15.67	166,864	603	84.72
7.000 - 7.499	587	90,895,148	14.16	154,847	591	86.45
7.500 - 7.999	295	37,463,755	5.84	126,996	591	87.06
8.000 - 8.499	271	24,584,516	3.83	90,718	611	90.58
8.500 - 8.999	215	13,596,717	2.12	63,241	632	92.41
9.000 - 9.499	286	15,700,033	2.45	54,895	630	92.88
9.500 - 9.999	181	8,541,099	1.33	47,188	623	94.67
10.000 - 10.499	127	5,673,244	0.88	44,671	603	90.64
10.500 - 10.999	55	2,547,763	0.40	46,323	596	93.94
11.000 - 11.499	20	744,842	0.12	37,242	589	93.80
11.500 - 11.999	8	293,463	0.05	36,683	580	87.38
12.000 - 12.499	2	129,360	0.02	64,680	607	96.82
12.500 - 12.999	1	52,114	0.01	52,114	514	84.00
Total:	4,236	$ 641,955,014	100.00%	$ 151,547	618	84.07%

As of the cut-off date, the weighted average Net Mortgage Rate of the mortgage loans was approximately 6.6341% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Mortgage Rates of the Loans of the Aggregate Loans
Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
5.000 - 5.499	36	$ 8,364,221	1.30%	$ 232,339	656	81.17%
5.500 - 5.999	256	64,991,147	10.12	253,872	652	79.36
6.000 - 6.499	457	103,533,151	16.13	226,550	636	80.65
6.500 - 6.999	774	152,625,217	23.78	197,190	621	82.28
7.000 - 7.499	601	101,453,416	15.80	168,808	605	84.15
7.500 - 7.999	618	96,960,294	15.10	156,894	592	86.87
8.000 - 8.499	304	39,382,699	6.13	129,548	590	86.10
8.500 - 8.999	272	25,765,711	4.01	94,727	607	90.53
9.000 - 9.499	209	13,800,685	2.15	66,032	633	92.61
9.500 - 9.999	291	15,930,224	2.48	54,743	631	92.37
10.000 - 10.499	187	8,898,364	1.39	47,585	624	95.12
10.500 - 10.999	139	6,207,014	0.97	44,655	604	91.28
11.000 - 11.499	54	2,614,408	0.41	48,415	593	92.69
11.500 - 11.999	26	926,557	0.14	35,637	595	93.54
12.000 - 12.499	8	295,457	0.05	36,932	579	87.72
12.500 - 12.999	3	154,334	0.02	51,445	605	96.85
13.000 - 13.499	1	52,114	0.01	52,114	514	84.00
Total:	4,236	$ 641,955,014	100.00%	$ 151,547	618	84.07%

As of the cut-off date, the Weighted average mortgage rate of the mortgage loans will be approximately 7.1841% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Original Loan-to-Value of the Aggregate Loans
Original LTV Ratio (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score
0.01 - 50.00	109	$ 11,819,994	1.84%	$ 108,440	599
50.01 - 55.00	46	6,396,212	1.00	139,048	582
55.01 - 60.00	76	11,466,791	1.79	150,879	598
60.01 - 65.00	88	12,211,235	1.90	138,764	588
65.01 - 70.00	155	24,935,502	3.88	160,874	590
70.01 - 75.00	200	32,983,776	5.14	164,919	590
75.01 - 80.00	992	185,160,781	28.84	186,654	631
80.01 - 85.00	342	59,080,546	9.20	172,750	607
85.01 - 90.00	986	176,318,612	27.47	178,822	603
90.01 - 95.00	229	37,970,889	5.91	165,812	649
95.01 - 100.00	1,013	83,610,676	13.02	82,538	645
Total:	4,236	$ 641,955,014	100.00%	$ 151,547	618

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 84.07%
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Geographical Distributions of Mortgaged Properties of the Aggregate Loans
State	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Alabama	96	$ 10,501,793	1.64%	$ 109,394	605	88.32%
Arizona	223	31,699,320	4.94	142,149	622	85.40
Arkansas	35	2,681,457	0.42	76,613	605	86.09
California	175	44,510,934	6.93	254,348	624	82.65
Colorado	129	17,938,764	2.79	139,060	616	85.35
Connecticut	232	40,075,144	6.24	172,738	611	83.22
Delaware	15	2,391,997	0.37	159,466	631	88.67
District of Columbia	2	435,018	0.07	217,509	568	66.05
Florida	487	68,499,703	10.67	140,656	624	84.61
Georgia	256	33,191,186	5.17	129,653	623	86.82
Idaho	4	469,784	0.07	117,446	607	86.72
Illinois	125	19,774,116	3.08	158,193	606	83.97
Indiana	42	4,371,518	0.68	104,084	609	89.62
Iowa	21	2,027,539	0.32	96,549	601	91.00
Kansas	14	1,794,875	0.28	128,205	634	84.20
Kentucky	62	6,395,672	1.00	103,156	615	88.24
Louisiana	34	4,411,832	0.69	129,760	601	86.25
Maine	34	3,896,339	0.61	114,598	633	78.00
Maryland	218	44,761,265	6.97	205,327	608	81.66
Massachusetts	260	46,971,144	7.32	180,658	624	79.74
Michigan	86	10,189,998	1.59	118,488	604	88.42
Minnesota	96	14,032,204	2.19	146,169	631	85.17
Mississippi	36	3,068,268	0.48	85,230	599	89.98
Missouri	31	3,707,576	0.58	119,599	588	90.28
Montana	4	520,711	0.08	130,178	562	77.58
Nebraska	8	748,546	0.12	93,568	647	97.75
Nevada	60	10,784,831	1.68	179,747	639	83.46
New Hampshire	60	9,063,403	1.41	151,057	615	83.10
New Jersey	237	46,422,822	7.23	195,877	615	80.47
New Mexico	11	1,411,563	0.22	128,324	589	81.00
New York	219	38,252,554	5.96	174,669	627	80.55
North Carolina	156	18,706,540	2.91	119,914	625	88.55
North Dakota	1	93,791	0.01	93,791	668	95.00
Ohio	122	12,922,867	2.01	105,925	604	90.36
Oklahoma	59	6,657,933	1.04	112,846	632	89.74
Oregon	6	692,047	0.11	115,341	600	85.87
Pennsylvania	2	469,956	0.07	234,978	669	94.73
Rhode Island	30	5,054,728	0.79	168,491	611	81.24
South Carolina	41	5,154,307	0.80	125,715	582	85.81
South Dakota	1	115,097	0.02	115,097	637	95.00
Tennessee	103	10,250,356	1.60	99,518	614	88.01
Texas	19	1,849,497	0.29	97,342	615	85.68
Utah	22	2,568,337	0.40	116,743	635	85.65
Vermont	6	845,886	0.13	140,981	600	80.32
Virginia	233	34,837,302	5.43	149,516	611	84.40
Washington	31	4,101,184	0.64	132,296	620	86.12
West Virginia	26	2,706,927	0.42	104,113	608	86.98
Wisconsin	60	9,113,103	1.42	151,885	616	88.27
Wyoming	6	813,276	0.13	135,546	648	91.63
Total:	4,236	$ 641,955,014	100.00%	$ 151,547	618	84.07%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Mortgage Loan Purpose of the Aggregate Loans
Loan Purpose	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	1,019	$ 176,010,699	27.42%	$ 172,729	645	86.22%
Rate/Term Refinance	55	7,614,827	1.19	138,451	604	81.38
Equity Refinance	3,162	458,329,488	71.40	144,949	607	83.28
Total:	4,236	$ 641,955,014	100.00%	$ 151,547	618	84.07%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Mortgage Loan Documentation Types of the Aggregate Loans
Documentation	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	4,060	$ 612,122,805	95.35%	$ 150,769	618	84.56%
Reduced Documentation	176	29,832,209	4.65	169,501	609	73.86
Total:	4,236	$ 641,955,014	100.00%	$ 151,547	618	84.07%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Occupancy Type of the Aggregate Loans
Occupancy Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	4,052	$ 612,860,523	95.47%	$ 151,249	615	84.07%
Second/Vacation	38	7,477,083	1.16	196,765	659	87.61
Non-Owner Occupied	146	21,617,408	3.37	148,064	667	82.67
Total:	4,236	$ 641,955,014	100.00%	$ 151,547	618	84.07%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Mortgaged Property Types of the Aggregate Loans
Property Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single-family detached	3,084	$ 447,443,731	69.70%	$ 145,086	614	84.03%
Townhouse	67	10,238,951	1.59	152,820	626	85.21
Condo-Low-Rise(Less than 5 stories)	205	29,348,506	4.57	143,163	627	84.10
Planned Unit Developments (detached)	544	95,339,540	14.85	175,257	622	85.16
Planned Unit Developments (attached)	102	15,041,297	2.34	147,464	628	84.68
Two-to-four family units	234	44,542,989	6.94	190,355	640	81.60
Total:	4,236	$ 641,955,014	100.00%	$ 151,547	618	84.07%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Credit Grades of the Aggregate Loans
Aggregate Credit Grade	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
AX	3,708	$ 567,481,121	88.40%	$ 153,042	623	84.60%
AM	464	66,550,661	10.37	143,428	582	81.66
B	58	7,590,282	1.18	130,867	559	65.23
C	6	332,949	0.05	55,492	726	86.84
Total:	4,236	$ 641,955,014	100.00%	$ 151,547	618	84.07%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Prepayment Penalty Terms of the Aggregate Loans
Prepayment Penalty Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
12 Months	343	$ 60,310,139	9.39%	$ 175,831	628	82.87%
24 Months	1,563	258,386,860	40.25	165,315	612	85.24
36 Months	816	92,661,954	14.43	113,556	619	82.81
None	1,510	230,081,199	35.84	152,372	621	83.56
Other	4	514,862	0.08	128,716	607	86.71
Total:	4,236	$ 641,955,014	100.00%	$ 151,547	618	84.07%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
"Other" means not 12 months, 24 months, 36 months, and not more than 36 months.

Interest Only Terms of the Aggregate Loans
Interest Only Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
120 Months	11	$ 2,873,001	0.45%	$ 261,182	640	84.26%
24 Months	154	36,003,455	5.61	233,789	649	82.26
36 Months	24	5,425,504	0.85	226,063	654	82.17
60 Months	302	74,720,068	11.64	247,417	646	82.36
12 Months	3	1,153,536	0.18	384,512	644	78.57
None	3,742	521,779,450	81.28	139,439	611	84.47
Total:	4,236	$ 641,955,014	100.00%	$ 151,547	618	84.07%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Note Margins of the Aggregate Loans
Note Margin (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	1,789	$ 162,111,406	25.25%	$ 90,616	624	84.03%
2.500 - 2.999	46	10,795,016	1.68	234,674	652	81.15
3.000 - 3.499	231	57,266,163	8.92	247,905	653	80.51
3.500 - 3.999	415	94,865,619	14.78	228,592	634	81.00
4.000 - 4.499	613	125,611,095	19.57	204,912	620	83.32
4.500 - 4.999	427	75,651,830	11.78	177,171	599	85.30
5.000 - 5.499	404	67,935,531	10.58	168,157	584	88.15
5.500 - 5.999	185	28,963,432	4.51	156,559	579	88.28
6.000 - 6.499	89	13,485,083	2.10	151,518	597	93.06
6.500 - 6.999	22	3,362,830	0.52	152,856	594	86.41
7.000 - 7.499	12	1,129,107	0.18	94,092	591	87.15
7.500 - 7.999	3	777,901	0.12	259,300	589	85.18
Total:	4,236	$ 641,955,014	100.00%	$ 151,547	618	84.07%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 4.3705% per annum.

Maximum Mortgage Rates of the Aggregate Loans
Maximum Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	1,789	$ 162,111,406	25.25%	$ 90,616	624	84.03%
11.000 - 11.999	268	67,563,200	10.52	252,101	652	79.96
12.000 - 12.999	1,026	221,014,299	34.43	215,414	626	82.37
13.000 - 13.999	882	150,368,493	23.42	170,486	593	86.90
14.000 - 14.999	248	37,995,075	5.92	153,206	583	89.65
15.000 - 15.999	23	2,902,542	0.45	126,197	578	91.32
Total:	4,236	$ 641,955,014	100.00%	$ 151,547	618	84.07%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 12.8657% per annum.

Minimum Mortgage Rates of the Aggregate Loans
Minimum Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	1,789	$ 162,111,406	25.25%	$ 90,616	624	84.03%
2.000 - 2.999	1	604,352	0.09	604,352	699	89.00
3.000 - 3.999	4	821,756	0.13	205,439	615	68.72
4.000 - 4.999	6	1,436,171	0.22	239,362	615	88.62
5.000 - 5.999	270	66,955,794	10.43	247,984	652	79.97
6.000 - 6.999	1,021	219,988,742	34.27	215,464	625	82.32
7.000 - 7.999	877	149,478,506	23.28	170,443	594	86.97
8.000 - 8.999	245	37,655,746	5.87	153,697	583	89.72
9.000 - 9.999	23	2,902,542	0.45	126,197	578	91.32
Total:	4,236	$ 641,955,014	100.00%	$ 151,547	618	84.07%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate mortgage loans was approximately 6.8479% per annum

Next Interest Rate Adjustment Date of the Aggregate Loans
Next Interest Adjustment Date	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	1,789	$ 162,111,406	25.25%	$ 90,616	624	84.03%
June 2006	1	256,944	0.04	256,944	749	80.00
September 2006	3	489,964	0.08	163,321	607	85.00
October 2006	2	544,349	0.08	272,175	618	90.00
November 2006	1	170,892	0.03	170,892	548	90.00
January 2007	43	9,299,177	1.45	216,260	595	84.14
February 2007	401	77,522,588	12.08	193,323	611	85.63
March 2007	615	115,868,509	18.05	188,404	614	84.00
April 2007	676	133,683,510	20.82	197,757	615	83.82
May 2007	493	96,180,829	14.98	195,093	614	84.18
September 2007	1	217,932	0.03	217,932	589	68.00
November 2007	1	206,824	0.03	206,824	716	80.00
December 2007	1	117,830	0.02	117,830	540	90.00
January 2008	13	3,202,720	0.50	246,363	613	79.55
February 2008	53	11,375,555	1.77	214,633	644	81.85
March 2008	68	15,481,533	2.41	227,670	631	82.14
April 2008	48	9,821,238	1.53	204,609	642	82.38
May 2008	27	5,403,213	0.84	200,119	627	84.02
Total:	4,236	$ 641,955,014	100.00%	$ 151,547	618	84.07%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 23